UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-21190

                        SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

(Exact name of registrant as specified in charter)

527 Madison Avenue-16th Floor

                                     New York, NY 10022

(Address of principal executive offices) (Zip code)

Marie Noble

SkyBridge Capital II, LLC

527 Madison Avenue-16th Floor

                                     New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 485-3100

Date of fiscal year end: March 31

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

SkyBridge

Multi-Adviser Hedge Fund Portfolios LLC

Semi-Annual Report

September 30, 2012

(Unaudited)

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Statement of Assets and Liabilities

September 30, 2012 (Unaudited)

Assets

Investments in Investment Funds, at fair value (cost $2,115,534,689)	$2,734,245,615
Cash and cash equivalents	3,103,755
Investments in Portfolio Funds paid in advance	150,000,000
Receivable for redemptions from Investment Funds	130,760,668
Other assets	206,817

Total assets	3,018,316,855

Liabilities

Loan payable	85,000,000
Contributions received in advance	65,016,940
Redemptions payable	30,269,480
Management fee payable	3,582,184
Professional fees payable	561,799
Directors’ fees payable	146,500
Interest payable	10,160
Accounts payable and other accrued expenses	1,833,863

Total liabilities	186,420,926

Shareholders’ Capital (2,319,230.953 Shares Outstanding)	$2,831,895,929

Net asset value per share	$1,221.05

Composition of Shareholders’ Capital

Paid-in capital	$2,487,806,406
Accumulated net investment loss	(9,074,643)
Accumulated net realized loss on investment transactions	(265,546,760)
Accumulated net unrealized appreciation on investments	618,710,926

Shareholders’ Capital	$2,831,895,929

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Schedule of Investments

September 30, 2012 (Unaudited)

	Cost	Fair Value	% of Shareholders’ Capital

Investments in Investment Funds
Directional Equity
Artis Partners 2X LTD, Class K2 - e	$1,849,576	$1,088,809	0.04%
East Side Capital Offshore, Ltd. - b	30,700,000	34,038,685	1.20
Frontpoint Onshore Healthcare Fund 2X LP - e	8,574	10,114	0.00*
Passport Global Strategies III LTD - e	1,373,173	509,984	0.02
Passport II LP - b,g	24,000,000	22,809,751	0.80
Tao L Holdings LTD - e	75,437	205,550	0.01

Total Directional Equity	58,006,760	58,662,893	2.07

Directional Macro
Drawbridge Global Macro Fund Ltd - SP Reserve - e	30,279	30,502	0.00*
Drawbridge Global Macro Fund Ltd C1 H10D SP May 9 2008 - e	36,791	17,091	0.00*
Drawbridge Global Macro Fund Ltd Side Pocket 10 - e	6,592	—	0.00*
Drawbridge Global Macro Fund Ltd Side Pocket 11 - e	6,760	10,077	0.00*
Drawbridge Global Macro Fund Ltd Side Pocket 12 - e	259,378	170,305	0.01
Drawbridge Global Macro Fund Ltd Side Pocket 4 - e	92,607	70,025	0.00*
Drawbridge Global Macro Fund Ltd Side Pocket 5 - e	18,227	9,368	0.00*
Drawbridge Global Macro Fund Ltd Side Pocket 6 - e	29,388	—	0.00*
Drawbridge Global Macro Fund Ltd Side Pocket 7 - e	7,111	41,734	0.00*

Total Directional Macro	487,133	349,102	0.01

Event Driven
Amber Global Opportunities Fund L.P. - Class B(R) - a	16,750,000	16,711,591	0.59
Axonic Credit Opportunities Fund L.P. - b	55,000,000	62,561,822	2.21
Axonic Credit Opportunities Overseas Fund, Ltd. - b	55,000,000	62,341,616	2.20
BHR Master Fund, Ltd. - b	9,631,140	10,476,511	0.37
Carrington Investment Partners ( US ) LP - b,f	10,625,967	2,069,488	0.07
CPIM Structured Credit Fund 1000 INC - b,f	2,045,675	239,254	0.01
CPIM Structured Credit Fund 1500 INC - c,f	1,331,121	140,714	0.01
Harbinger Capital Partners Class L Holdings Series 2 - e	147,849	295,330	0.01
Harbinger Capital Partners Class PE Holdings Series 1 - e	5,429,709	2,475,368	0.09
Harbinger Capital Partners Offshore Fund I, Cl LS - e	2,521,663	479,625	0.02
JLP Credit Opportunity Cayman Fund LTD - b,g	43,000,000	45,591,511	1.61
JLP Credit Opportunity Fund L.P. - b	48,000,000	50,764,591	1.79
Marathon Distressed Subprime Fund (Cayman) LTD Class B - e	180,185	425,998	0.02
Marathon Securitized Credit Fund, Ltd. - b,f	102,571,582	115,597,867	4.08
Marathon Special Opportunity Fund Ltd. SP 10 - e	974,145	830,732	0.03
Marathon Structured Finance Ltd. Class D Ser 1 - e	2,247,196	3,580,933	0.13
Metacapital Mortgage Value Fund, L.P. - b,f	6,500,000	6,781,970	0.24
Paulson Recovery Fund LP - b,f	34,240,903	29,614,127	1.05
Pine River Fixed Income Fund LP - b,f	122,572,139	192,032,331	6.78
Pine River Fixed Income Fund LTD - b,g	142,400,000	172,459,432	6.09
Polygon European Equity Opportunity Fund Ltd. - b,f	8,542,500	7,113,337	0.25
Premium Point Mortgage Credit Fund, L.P. - b,g	35,000,000	37,671,067	1.33
Premium Point Offshore Mortgage Credit Fund, Ltd. - b,f	17,300,000	17,864,130	0.63
Seer Capital Partners Fund L.P. - b	94,200,000	104,999,074	3.71
Seer Capital Partners Offshore Fund Ltd. - b	15,000,000	15,427,102	0.54
Solus Recovery Fund L.P. - b,g	23,901,968	24,763,868	0.87
Solus Recovery Fund Offshore L.P. - b,g	13,444,960	13,956,295	0.49
Stark Investments Structured Finance Onshore Fund - d,f	4,474,912	4,704,879	0.17
Third Point Ultra, Ltd. - b	177,211,018	205,332,238	7.25
Trilogy Financial Partners L.P. - b,g	19,200,000	20,479,341	0.72
York Credit Opportunities Fund, LP - b	31,500,000	37,221,350	1.31
York Credit Opportunities Unit Trust - b	5,000,000	7,321,070	0.26

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Schedule of Investments

September 30, 2012 (Unaudited) (continued)

	Cost	Fair Value	% of Shareholders’ Capital

Investments in Investment Funds (continued)
Event Driven (continued)
York European Focus Fund L.P. - b	$15,651,313	$15,386,343	0.54%

Total Event Driven	1,121,595,945	1,287,710,905	45.47

Relative Value
Brigade Leveraged Capital Structures LP - b	6,006,043	8,016,685	0.28
Discus Non-US Side Holdings LTD Class S - e	237,387	235,160	0.01
EJF Debt Opportunities Fund L.P. - b,f	69,500,000	79,354,109	2.80
EJF Debt Opportunities Fund Ltd. - b,f	85,600,000	95,267,730	3.37
Fore Multi Strategy Offshore Fund, Ltd. - b	49,000,000	49,626,051	1.75
Metacapital Mortgage Opportunities Fund, L.P. - b,f	29,290,227	49,097,589	1.73
Metacapital Mortgage Opportunities Fund, L.P. Class B - b,f	10,500,000	12,282,814	0.43
Metacapital Mortgage Opportunities Fund, Ltd. Class B - b,f	149,250,000	229,042,358	8.09
Metacapital Mortgage Opportunities Fund, Ltd. Class E - b,f	23,250,000	32,569,482	1.15
Midway Market Neutral Fund, LLC - a	44,166,430	60,897,392	2.15
Midway Market Neutral International Fund Ltd. - a	38,025,000	50,771,021	1.79
Passport M1 Master Fund, L.P. - b	21,000,000	22,687,069	0.80
Providence MBS Fund, LP - b	90,900,000	151,185,973	5.34
Providence MBS Offshore Fund, LTD - b	105,801,594	150,293,684	5.31
Sola 1 Class SP - e	1,284,031	1,350,650	0.05
Sola 1 Class T2 - b,f	16,630,107	19,159,851	0.68
SPM Core Offshore - b	60,000,000	68,708,967	2.43
Structured Service Holdings LP - a	41,440,770	137,602,707	4.86
Structured Service Holdings LTD - a	93,563,262	169,373,423	5.98

Total Relative Value	935,444,851	1,387,522,715	49.00

Total Investments in Investment Funds	$2,115,534,689	$2,734,245,615	96.55

Other Assets, less Liabilities		97,650,314	3.45

Shareholders’ Capital		$2,831,895,929	100.00%

Note: Investments in underlying Investment Funds are categorized by investment strategy.

*	Amounts are less than 0.005%.
a	Redemptions permitted monthly.
b	Redemptions permitted quarterly.
c	Redemptions permitted semi annually.
d	Redemptions permitted annually.
e	Illiquid, redeemable only when underlying investment is realized or converted to regular interest in Investment Fund. The Company held $11,837,355 (0.43% of total Investments in Investment Funds) of illiquid investments at September 30, 2012.
f	Subject to gated redemptions.
g	Subject to a current lock-up on liquidity provisions on a greater than quarterly basis.

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Statement of Operations

Six Months Ended September 30, 2012 (Unaudited)

Investment income
Interest income	$4,685

Total investment income	4,685

Expenses
Management fee	19,443,996
Administration fees	1,392,556
Excise Tax	1,390,821
Risk monitoring fees	841,806
Interest expense	359,173
Filing fees	143,355
Custodian fees	95,860
Professional fees	86,614
Directors’ fees and expenses	69,000
Miscellaneous expenses	617,124

Total expenses	24,440,305

Net investment loss	(24,435,620)

Net realized gain/(loss) and change in unrealized appreciation/depreciation on investments in Investment Funds

Net realized gain/(loss) on sales of investments in Investment Funds	(11,681,526)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	255,787,143

Net realized and unrealized gain on investments in Investment Funds	244,105,617

Net increase in Shareholders’ Capital from operations	$219,669,997

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Statements of Changes in Shareholders’ Capital

	Six Months
	Ended
	September 30,	Year Ended
	2012	March 31, 2012
	(Unaudited)

Operations

Net investment loss	$(24,435,620)	$(33,730,872)
Net realized gain/(loss) on sales of investments in Investment Funds	(11,681,526)	(42,711,124)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	255,787,143	111,329,241

Net increase in Shareholders’ Capital from Operations	219,669,997	34,887,245

Distributions to Shareholders

Distributions from net investment income	–	(34,381,061)

Decrease in Shareholders’ Capital from Distributions to Shareholders	–	(34,381,061)

Shareholders’ Capital Transactions

Capital contributions	380,611,385	1,116,173,119
Reinvestment of distributions	–	32,716,369
Capital redemptions	(74,619,605)	(81,120,982)

Increase in Shareholders’ Capital from Capital Transactions	305,991,780	1,067,768,506

Shareholders’ Capital at beginning of period	2,306,234,152	1,237,959,462

Shareholders’ Capital at end of year (2,319,230.953 and 2,052,254.823 shares outstanding at September 30, 2012 and March 31, 2012, respectively)	$2,831,895,929	$2,306,234,152

Accumulated Net Investment Income/(Loss)	$(9,074,643)	$15,360,977

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Statement of Cash Flows

Six Months Ended September 30, 2012 (Unaudited)

Cash flows from operating activities
Net increase in Shareholders’ capital from operations	$219,669,997
Adjustments to reconcile net increase in Shareholders’ capital from operations to net cash used in operating activities:
Purchases of investments in Investment Funds	(520,600,000)
Proceeds from disposition of investments in Investment Funds	145,694,130
Net realized (gain)/loss on sales of investments in Investment Funds	11,681,526
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(255,787,143)
Changes in operating assets and liabilities:
Increase in other assets	(131,593)
Increase in management fee payable	656,551
Decrease in professional fees payable	(305,522)
Increase in directors’ fees payable	69,000
Increase in interest payable	10,160
Increase in accounts payable and other accrued expenses	962,242

Net cash used in operating activities	(398,080,652)

Cash flows from financing activities

Capital contributions	382,429,376
Capital redemptions	(75,696,966)
Proceeds from loan payable	92,000,000
Payments for loan payable	(7,000,000)

Net cash provided by financing activities	391,732,410

Net decrease in cash and cash equivalents	(6,348,242)

Cash and cash equivalents at beginning of period	9,451,997

Cash and cash equivalents at end of period	$3,103,755

Supplemental non-cash information:

Increase in contributions received in advance	$1,817,991

Decrease in redemptions payable	$(1,077,361)

Supplemental cash flow information:
Interest paid during the period	$349,013

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Financial Highlights

	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008

Net Asset Value per Share, beginning of period:	$1,123.76	$1,131.95	$1,065.34	$1,005.77	$1,216.46	$1,207.54

Income (loss) from investment operations:
Net investment loss*	(10.92)	(20.12)	(21.47)	(22.13)	(29.47)	(34.29)
Net realized and unrealized gain/(loss) on investments	108.21	30.32	206.41	247.91	(153.56)	133.84

Total from investment operations	97.29	10.20	184.94	225.78	(183.03)	99.55

Distributions from net investment income	–	(18.39)	(118.33)	(166.21)	–	–
Distributions from net realized gains	–	–	–	–	(27.66)	(90.63)

Total distributions	–	(18.39)	(118.33)	(166.21)	(27.66)	(90.63)

Net Asset Value per Share, end of period:	$1,221.05	$1,123.76	$1,131.95	$1,065.34	$1,005.77	$1,216.46

Total Return**	8.68%	1.01%	17.92%	23.21%	(15.05%)	8.24%

Ratios/Supplemental Data:

Shareholders’ capital, end of period	$2,831,895,929	$2,306,234,152	$1,237,959,462	$665,791,326	$515,528,823	$571,709,686

Portfolio turnover	9.49%	19.66%	38.53%	38.58%	41.45%	30.05%

Ratio of expenses to average Shareholders’ capital***, ****	1.89%	1.78%	1.90%	2.04%	2.63%	2.90%

Ratio of net investment income (loss) to average Shareholders’ capital ***, ****	(1.89%)	(1.78%)	(1.90%)	(2.04%)	(2.62%)	(2.87%)

The above ratios may vary for individual investors based on the timing of capital transactions during the period.

*	Per share data for income (loss) from investment operations is computed using the total of monthly income and expense divided by beginning of month shares.

**	The total return for periods less than one year have not been annualized.

***

The ratios of expenses and net investment loss to average Shareholders’ capital do not include the impact of expenses and incentive allocations or incentive fees related to the underlying Investment Funds or the impact of any placement fees paid by the Shareholder.

****

The Company periodically incurs subscription and redemption fees related to transactions with underlying investment funds. For the period ended September 30, 2012, the Company incurred redemption fees of $334,482. In 2012 and 2011, these fees were immaterial and therefore had no impact on the aforementioned ratios. For the years ended 2010, 2009 and 2008, the Company incurred redemption fees of $328,671, $2,199,068 and $2,151,669, respectively. Had the Company not incurred these fees, the ratio of expenses to average Shareholders’ capital and the ratio of net investment income (loss) to average Shareholders’ capital would have been 1.87% and (1.87%) for the period ended September 30, 2012, 1.99% and (1.98%) for the year ended 2010, 2.30% and (2.29%) for the year ended 2009 and 2.40% and (2.37%) for the year ended 2008, respectively.

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements

September 30, 2012 (Unaudited)

1.	Organization

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (formerly known as Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) (the “Company”) was organized as a Delaware Limited Liability Company on August 16, 2002. The Company is registered under the Investment Company Act of 1940 (the “1940 Act”) as amended, as a closed-end, non-diversified management investment company. The Company is also registered under the Securities Act of 1933 (the “1933 Act”).

The investment objective of the Company is to achieve capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) that employ a variety of alternative investment strategies. These investment strategies allow Investment Managers the flexibility to use leverage or short-side positions to take advantage of perceived inefficiencies across the global markets, often referred to as “alternative” strategies. Because Investment Funds following alternative investment strategies are often described as hedge funds, the investment program of the Company can be described as a fund of hedge funds.

Shares of the Company (“Shares”) are sold to eligible investors (referred to as “Shareholders”). The minimum initial investment in the Company from each Shareholder is $25,000; the minimum additional investment is $10,000.

SkyBridge Capital II, LLC (the “Adviser”), a Delaware limited liability company, serves as the Company’s investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and, among other things, is responsible for the allocation of the Company’s assets to various Investment Funds. Under the Company’s governing documents, the Company has delegated substantially all authority to oversee the management of the operations and assets of the Company to the Board of Directors.

2.	Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.    Portfolio Valuation

Investments in Investment Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements, offering memoranda and such negotiated “side letter” or similar arrangements as the Adviser may have entered into with the Investment Fund on behalf of the Company. The Company’s investments in the Investment Funds are carried at fair value as determined by the Company’s pro-rata interest in the net assets of each Investment Fund.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements

September 30, 2012 (Unaudited) (continued)

All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or other allocations payable to the Investment Funds’ managers as required by the Investment Funds’ agreements. Each Investment Manager to which the Adviser allocates assets will charge the Company, as an investor in an underlying Investment Fund, an asset-based fee, and some or all of the Investment Managers will receive performance-based compensation in the form of an incentive fee. The asset-based fees of the Investment Managers are generally expected to range from 1% to 4% annually of the net assets under their management and the incentive fee is generally expected to range from 15% to 25% of net profits annually. These management and incentive fees are accounted for in the valuations of the Investment Funds and are not included in the management fee reflected in the Statement of Operations.

The Company may invest in Investment Funds that may designate certain investments within those Investment Funds, typically those that are especially illiquid and/or hard to value, as “special situation” (often called “Side-Pocket”) investments with additional redemption limitations. Such a Side-Pocket is, in effect, similar to a private equity fund that requires its investors to remain invested for the duration of the fund and distributes returns on the investment only when liquid assets are generated within the fund, typically through the sale of the fund’s illiquid assets in exchange for cash.

As a general matter, the fair value of the Company’s investment in an Investment Fund represents the amount that the Company can reasonably expect to receive if the Company’s investment was sold at its reported net asset value. Determination of fair value involves subjective judgment and amounts ultimately realized may vary from estimated values. The Investment Funds provide for periodic redemptions ranging from monthly to annually. Investment Funds generally require advance notice of a Shareholder’s intent to redeem its interest, and may, depending on the Investment Funds’ governing agreements, deny or delay a redemption request. The Company considers whether a liquidity discount on any Investment Fund should be taken due to redemption restrictions or suspensions by the Investment Fund. However, the effects of any discounts related to redemption restrictions or lock-up periods were determined by the Adviser to be insignificant at September 30, 2012, and therefore, no discounts were applied to the fair value of the Investment Funds. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements. The Investment Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

b.    Net Asset Value Determination

The net asset value of the Company is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Directors.

Retroactive adjustments to the Company’s net asset value might be made after the valuation date which could impact the net asset value per share at which Shareholders purchase or sell Company Shares. The valuations reported by the Investment Funds, upon which the Company calculates its month end net asset value, may be subject to adjustment subsequent to the valuation date, based on

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements

September 30, 2012 (Unaudited) (continued)

information which becomes available after that valuation date. For example, fiscal year-end net asset values of an Investment Fund may be revised as a result of a year-end audit performed by the independent auditors of that Investment Fund. Other adjustments to the Company’s net asset value may also occur from time to time, such as from the misapplication by the Company or its agents of the valuation policies described in the Company’s valuation procedures.

Retroactive adjustments to the Company’s net asset value, which are caused by adjustments to the Investment Funds values or by a misapplication of the Company’s valuation policies, that are able to be made within 90 days of the valuation date(s) to which the adjustment would apply will be made automatically unless determined to be de minimis. Other potential retroactive adjustments, regardless of whether their impact increases or decreases the Company’s net asset value, will be made only if they both (i) are caused by a misapplication of the Company’s valuation policies and (ii) deemed to be material. All retroactive adjustments are reported to the Company’s Valuation Committee and to affected Shareholders.

The Company follows a policy which permits revisions to the number of Shares purchased or sold by Shareholders due to retroactive adjustments made under the circumstances described above which occur within 90 days of the valuation date. In circumstances where a retroactive adjustment is not made under the circumstances described above, Shares purchased or sold by Shareholders will not be adjusted. As a result, to the extent that the subsequent impact of the event which was not adjusted adversely affects the Company’s net asset value, the outstanding Shares of the Company will be adversely affected by prior repurchases made at a net asset value per Share higher than the adjusted value. Conversely, any increases in net asset value per Share resulting from such subsequent impact will be to the benefit of the holders of the outstanding Shares of the Company and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value per Share lower than the post-impact value. New Shareholders may be affected in a similar way, because the same principles apply to the purchase of Shares.

c.    Income Recognition and Expenses

Interest income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. Income, expenses and realized and unrealized gains and losses are recorded monthly.

The change in an Investment Fund’s net asset value is included in net change in unrealized appreciation/depreciation on investments in Investment Funds on the Statement of Operations. The Company accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. For tax purposes, the Company uses the cost recovery method with respect to sales of Investment Funds that are classified as partnerships for U.S. federal tax purposes, and the first-in-first-out method with respect to sales of investment funds that are classified as corporations for U.S. federal tax purposes.

The Company bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements

September 30, 2012 (Unaudited) (continued)

Company’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board of Directors.

d.    Income Taxes

The Company became a corporation that is taxed as a regulated investment company (“RIC”) as of October 1, 2005. The Company operated as a partnership from inception through September 30, 2005.

It is the Company’s intention to meet the requirements of the Internal Revenue Code applicable to RICs and distribute substantially all of its taxable net investment income and capital gains, if any, to Shareholders each year. Therefore, no federal income or excise tax provision is required for the Company’s financial statements. While the Company intends to distribute substantially all of its taxable net investment income and capital gains, in the manner necessary to avoid imposition of the 4% excise tax as described above, it is possible that some excise tax will be incurred. In such event, the Company will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. During the six-month period ended September 30, 2012, the Company incurred excise tax, in the amount of $1,390,821, is recognized on the Statement of Operations.

The Company has analyzed tax positions taken or expected to be taken in the course of preparing the Company’s tax return for all open tax years and has concluded, as of September 30, 2012, no provision for income tax would be required in the Company’s financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six-month period ended September 30, 2012, the Company did not incur any interest or penalties.

e.    Cash and Cash Equivalents

Cash and cash equivalents consist of cash on deposit and monies invested in money market deposit accounts that are accounted for at amortized cost, which approximates fair value. Such cash, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

f.    Use of Estimates and Reclassifications

The preparation of financial statements in conformity with GAAP requires management of the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ materially.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements

September 30, 2012 (Unaudited) (continued)

3.	Fair Value Disclosures

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3- Inputs that are unobservable.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on their own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Company as of September 30, 2012. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would affect its disclosure. The Company has unfunded capital commitments of $12,500,000 as of September 30, 2012.

Directional equity funds take long and short stock positions. The manager may attempt to profit from both long and short stock positions independently, or profit from the relative outperformance of long positions against short positions. The stock picking and portfolio construction process is usually based on bottom-up fundamental stock analysis, but may also include top-down macro-based views, market trends and sentiment factors. Directional equity managers may specialize by region (e.g., global, U.S., Europe or Japan) or by sector. No assurance can be given that the managers will be able to correctly locate profitable trading opportunities, and such opportunities may be adversely affected by unforeseen events. In addition, short selling creates the risk of loss if the security that has been sold short appreciates in value. The Investment Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 60 day notice period. Investment Funds in this strategy, representing approximately 3 percent in this strategy, are illiquid side pocket

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements

September 30, 2012 (Unaudited) (continued)

investments, and have suspended redemptions. In addition, approximately 39 percent of the Investment Funds in this strategy are classified as Level 3 due to a current lock-up on liquidity provisions on a greater than quarterly basis. The remaining approximately 58 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

Directional macro strategies require well developed risk management procedures due to the frequent employment of leverage. Investment managers may trade futures, options on future contracts and foreign exchange contracts and may trade in diversified markets or focus on one market sector. Two types of strategies employed by directional macro managers are discretionary and systematic trading. Discretionary trading strategies seek to dynamically allocate capital to relatively short-term trading opportunities around the world. Directional strategies (seeking to participate in rising and declining markets when the trend appears strong and justified by fundamentals) and relative value approaches (establishing long positions in undervalued instruments and short positions in related instruments believed to be over valued) or in “spread” positions in an attempt to capture changes in the relationships between instruments. Systematic trading strategies generally rely on computerized trading systems or models to identify and capitalize on trends in financial and commodity markets. This systematic approach allows investment managers to seek to take advantage of price patterns in very large number of markets. The trading models may be focused on technical or fundamental factors or combination of factors. The Investment Funds in this strategy are illiquid side pocket investments with suspended redemptions and are classified as Level 3 investments.

Event driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include “merger arbitrage” and “distressed securities”. Generally, the Investment Funds within this strategy have monthly to annual liquidity, subject to a 30 to 180 day notice period. Investment Funds in this strategy, representing approximately 1 percent in this strategy, are illiquid side pocket investments with suspended redemptions. Approximately 29 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. In addition, approximately 24 percent of the Investment Funds in this strategy are classified as Level 3 due to a current lock-up on liquidity provisions on a greater than quarterly basis. The remaining approximately 46 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

Relative value strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security perceived to be overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have monthly to quarterly liquidity, subject to a 30 to 90 day notice period. Investment Funds in this strategy, representing less than 1 percent in this strategy, are illiquid side pocket investments with suspended redemptions. Approximately 37 percent of the

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements

September 30, 2012 (Unaudited) (continued)

Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. The remaining approximately 63 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The guidance also provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the inputs used as of September 30, 2012, in valuing the Company’s assets carried at fair value:

	Total Fair Value at September 30,	Level 1	Level 2 Significant Observable	Level 3 Significant Unobservable
Description	2012	Quoted Prices	Inputs	Inputs
Investments in Investment Funds
Directional Equity	$58,662,893	$—	$34,038,685	$24,624,208
Directional Macro	349,102	—	—	349,102
Event Driven	1,287,710,905	—	588,543,308	699,167,597
Relative Value	1,387,522,715	—	869,162,972	518,359,743
Total Investments in Investment Funds	$2,734,245,615	$—	$1,491,744,965	$1,242,500,650

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements

September 30, 2012 (Unaudited) (continued)

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value:

	Directional Equity	Directional Macro	Event Driven	Relative Value	Total
Balance as of March 31, 2012	$2,466,891	$425,689	$181,303,276	$7,092,751	$191,288,607
Net realized gain/(loss)	41,679	(44,440)	328,573	843,961	1,169,773
Net change in unrealized appreciation/depreciation	(1,752,087)	52,821	31,048,737	1,026,838	30,376,309
Purchases	24,000,000	–	148,080,915	18,195,176	190,276,091
Sales	(132,275)	(84,968)	(5,951,567)	(6,413,065)	(12,581,875)
Transfers into Level 3	–	–	344,357,663	497,614,082	841,971,745
Transfers out of Level 3	–	–	–	–	–
Balance as of September 30, 2012	$24,624,208	$349,102	$699,167,597	$518,359,743	$1,242,500,650

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. The transfers into Level 3 in the above reconciliation table are due to the change in the Investment Funds’ lock-up periods. There were no transfers between Level 1 and Level 2 at September 30, 2012.

Net change in unrealized appreciation/(depreciation) on Level 3 assets still held as of September 30, 2012 is $30,073,392.

All net unrealized gains/(losses) in the table above are reflected in the accompanying Statement of Operations.

4.	Management Fee, Administrative Fee, Related Party Transactions and Other

The Adviser provides certain management and administrative services to the Company. The Adviser acts primarily to evaluate and select Investment Managers, to allocate assets, to establish and apply risk management procedures, and to monitor overall investment performance. In addition, the Adviser also provides office space and other support services. In consideration for such services, the Company will pay the Adviser a monthly management fee of 0.125% (1.5% annually) based on end of month Shareholders’ capital.

Hastings Capital Group, LLC, an affiliate of the Adviser, has been appointed to serve as the Company’s principal underwriter (the “Principal Underwriter”) with authority to sell Shares directly and to appoint placement agents to assist the Principal Underwriter in selling Shares. Total amounts expensed related to underwriting fees by the Company for the period ended September 30, 2012 were $48,000. Placement agents may be retained by the Company to assist in the placement of the Company’s Shares. A placement agent will generally be entitled to receive a fee from each investor in the Company whose Shares the agent places. The specific amount of the placement fee paid with respect to a Shareholder is generally dependent on the size of the investment in the Company.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements

September 30, 2012 (Unaudited) (continued)

The Company has entered into agreements with third parties to act as additional placement agents for the Company’s Shares. Placement fees may range from 0 to 3%. In addition to the placement fee paid by Shareholders, the Adviser and/or its affiliates will pay placement agents an annual fee. The annual fee is paid from the Adviser’s own resources (or those of its affiliates).

The Adviser and BNY Mellon Investment Servicing (US) Inc. have separate agreements with the Company and act as co-administrators to the Company. The Adviser, as co-administrator, receives no fees for providing administrative services to the Company. BNY Mellon Investment Servicing (US) Inc. provides certain accounting, recordkeeping, tax and investor related services and charges fees for their services based on a rate applied to the average Shareholders’ capital and are charged directly to the Company.

Certain Directors of the Company are also directors and/or officers of other investment companies that are advised by the Adviser, including SkyBridge G II Fund, LLC.

Each Director who is not an “interested person” of the Company, as defined by the 1940 Act, receives, for his service as Director of the Company and SkyBridge G II Fund, LLC, an annual retainer of $40,000, a fee per telephonic meeting of the Board of Directors of $500 and a fee per in person meeting of the Board of Directors of $1,000 plus reasonable out of pocket expenses. The Chair of the Audit Committee will receive a $3,000 per year supplemental retainer. Directors will be reimbursed by the Company for their travel expenses related to Board meetings. A portion of such fees and costs will be allocated to each fund according to its relative net assets and a portion will be split equally between each fund.

Total amounts expensed related to Directors by the Company for the period ended September 30, 2012 were $69,000.

The Bank of New York Mellon serves as custodian of the Company’s assets and provides custodial services for the Company. Fees payable to the custodian and reimbursement for certain expenses are paid by the Company. Total amounts expensed related to custodian fees by the Company for the period ended September 30, 2012 were $95,860.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements

September 30, 2012 (Unaudited) (continued)

5.	Securities Transactions

The following table lists the aggregate purchases and proceeds from sales of Investment Funds for the period ended September 30, 2012, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation, from inception to September 30, 2012.

Cost of purchases *	$ 479,302,837

Proceeds from sales *	$ 256,888,930

Gross unrealized appreciation	$ 644,755,970
Gross unrealized depreciation	(26,045,044)

Net unrealized appreciation	$ 618,710,926

*Cost of purchases and proceeds from sales include non-cash transfers of $19,702,837 for the period ended September 30, 2012.

6.	Loan Payable

On June 26, 2012, the Company entered into a Credit and Security Agreement with an unaffiliated bank for a $100,000,000 revolving credit facility (the “Credit Facility”), expiring on June 25, 2013.

The Credit Facility is used to finance investor redemptions and new investments pending redemptions of existing investments and receipt of subscriptions. The Fund is limited to $100,000,000 (the “Borrower Sublimit Amount”) of the secured revolving line of credit with a maximum borrowing limit of 15% of the Company’s Shareholders’ Capital. The interest rate on the borrowing is the higher of (a) 2% above the Overnight LIBOR Rate and (b) 2% above the Federal Funds Rate, in each case as in effect from time to time. There is a commitment fee payable by the Company, calculated at 10 basis points per annum of the Borrower Sublimit Amount not utilized.

For the period ended September 30, 2012, the Company’s average interest rate paid on borrowings was .006% per annum and the average borrowings outstanding was $46,000,000. The Fund had $85,000,000 of borrowings outstanding at September 30, 2012. Interest expense for the period ended September 30, 2012 was $20,217 (included in interest expense in the Statement of Operations) of which $10,160 was payable at September 30, 2012.

7.	Contributions, Redemptions, and Allocation of Income

Generally, initial and additional subscriptions for Shares may be accepted as of the first day of each month. The Adviser has been authorized by the Board of Directors of the Company to accept or reject any initial and additional subscriptions for Shares in the Company. The Board of Directors from time to time and in its complete and exclusive discretion, may determine to cause the Company to repurchase Shares from Shareholders pursuant to written tenders by Shareholders on such terms and conditions as it may determine. The Adviser expects that it typically will recommend to the Board of Directors that the Company offer to repurchase Shares from Shareholders quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day).

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements

September 30, 2012 (Unaudited) (continued)

Transactions in Shares were as follows for the period ended September 30, 2012 and the year ended March 31, 2012:

	September 30, 2012	March 31, 2012
Shares outstanding, beginning of period	2,052,254.823	1,093,651.009
Shares purchased	330,663.875	1,001,478.879
Shares issued for reinvestment of distributions	–	31,086.981
Shares redeemed	(63,687.745)	(73,962.046)

Shares outstanding, end of period	2,319,230.953	2,052,254.823

8.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts and entering into equity swaps. The Company’s risk of loss in these Investment Funds is limited to the value of its investment in the respective Investment Funds.

9.	Redemption Penalty

During the period ended September 30, 2012, the Company paid redemption penalties totaling $334,482. The redemption penalties were charged to the Company for redeeming its interests of certain Investment Funds prior to the expiration of applicable lock-up periods. The payment of these penalties released the Company from any further liability for its investments in the applicable Investment Funds and is recorded as an operating expense within miscellaneous expenses on the Statement of Operations.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Company through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

FUND MANAGEMENT

(Information Unaudited)

The Company’s officers are appointed by the Directors and oversee the management of the day-to-day operations of the Company under the supervision of the Board of Directors. One of the Directors and all of the officers of the Company are directors, officers or employees of the Adviser or its subsidiaries. The other Directors are not affiliated with the Adviser or its subsidiaries and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (the “Independent Directors”). A list of the Directors and officers of the Company and a brief statement of their present positions, principal occupations and directorships during the past five years are set out below. To the fullest extent allowed by applicable law, including the 1940 Act, the LLC Agreement indemnifies the Directors and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

Certain of the Directors and officers of the Company are also directors and/or officers of other investment companies that are advised by the Adviser, including SkyBridge G II Fund, LLC. (The Company and such other investment companies, if also registered under the 1940 Act, are referred to collectively in this section of the Prospectus as the “Fund Complex.”) The address for each Director and officer in his or her capacity as such is 527 Madison Avenue, 16th Floor, New York, New York 10022.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

INDEPENDENT DIRECTORS

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Charles Hurty	Director	November 2002	Business Consultant	Two**	SkyBridge G II Fund,
(born 1943)		to present	since October 2001;		LLC; GMAM Absolute
			prior thereto, Partner		Return Strategy Fund 1;
			with accounting firm		iShares Trust and iShares,
			of KPMG LLP.		Inc. (260 portfolios)

Steven Krull	Director	November 2002	Professor of Finance	Two**	SkyBridge G II Fund,
(born 1957)		to present	at Hofstra		LLC; Cadogan
			University; Business		Opportunistic Alternatives
			Consultant.		Fund, LLC

Joshua	Director	December 2006	Retired since 2004.	Two**	SkyBridge G II Fund,
Weinreich		to present	Between 1985 and		LLC; Smart Pros Inc. (a
(born 1960)		(served as an	2004 held various		distance learning
		advisory	executive positions at		company that provides
		Director from	Bankers		content for continuing
		January 2006 to	Trust/Deutsche		education); Endowment
		November	Bank.		Hedge Fund
		2006)***			Subcommittee of Cornell
University

*	Term of office of each Director is indefinite.

**	Includes the Company and Skybridge G II Fund, LLC.

***	As an advisory Director, Mr. Weinreich participated in Board meetings in the same manner as a full Director, except that he was ineligible to cast a vote on any manner, as his appointment to the Board as an Independent Director had not yet been ratified by Shareholders.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

INTERESTED DIRECTOR

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Raymond Nolte	President and	September	Chief Investment	Two**	SkyBridge G II Fund, LLC
(born 1961)	Director (Chair)	2005 to present	Officer, SkyBridge
(2010-present); CEO,
Citigroup Alternative
Investments Fund of
Hedge Funds Group
(2005-2010);
President, Director and Portfolio
Manager of
SkyBridge
Multi-Adviser Hedge
Fund Portfolios LLC since 2005.

*	Term of office of each Director is indefinite.

**	Includes the Company and SkyBridge G II Fund, LLC.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

OFFICERS

(Information Unaudited)

TERM OF OFFICE*
	POSITION(S) HELD	AND
	WITH	LENGTH OF TIME	PRINCIPAL OCCUPATION(S)
NAME AND AGE	THE COMPANY	SERVED	DURING PAST 5 YEARS

Raymond Nolte (born 1961)	President and Director	September 2005 to present	See table for “Interested Directors” above.

Christopher Hutt (born 1970)	Vice President	June 2009 to present	Vice President, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2009-present); Vice President, SkyBridge GII Fund, LLC (July 2011-present); Managing Director, SkyBridge Capital (January 2011-present); Director, SkyBridge Capital (2010); Director, Citigroup Alternative Investments LLC (January 2008 - 2010); Vice President, Citigroup Alternative Investments LLC (2004 - 2008)

A. Marie Noble (born 1972)	Chief Compliance Officer	December 2010 to present	Chief Compliance Officer, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2010 to present); Chief Compliance Officer, SkyBridge GII Fund, LLC (July 2011-present); General Counsel and Chief Compliance Officer, SkyBridge Capital (2010-present); Associate General Counsel, Citigroup Alternative Investments LLC (2006-2010)

Robert J. Phillips (born 1962)	Treasurer and Principal Financial Officer	July 2010 to present	Treasurer and Principal Financial Officer, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2010-present); Treasurer and Principal Financial Officer SkyBridge GII Fund, LLC (July 2011-present); Partner and Chief Financial Officer, SkyBridge Capital (2007-present)

Brahm Pillai (born 1979)	Secretary	June 2009 to present	Secretary, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2009-present); Secretary, SkyBridge GII Fund, LLC (July 2011-present); Vice President, SkyBridge Capital (2010-present); Vice President, Citigroup Alternative Investments LLC (2008-2010); Assistant Vice President, Citigroup Alternative Investments LLC (2007-2008)

*	Term of office of each officer is indefinite.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

INVESTMENT ADVISORY AGREEMENT

(UNAUDITED)

The Investment Advisory Agreement provides that the Adviser is responsible, subject to the supervision of the Board of Directors, for formulating a continuing investment program for the Company. The Adviser makes all decisions as to the Company’s purchases and withdrawals of interests in Investment Funds. The Investment Advisory Agreement is terminable without penalty upon 60 days’ prior written notice by the Board of Directors to the Adviser and to the Shareholders, by vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the Company, or by the Adviser upon 60 days’ prior written notice. Approved by shareholders on July 30, 2010, for an initial two-year term, thereafter, the Investment Advisory Agreement continues in effect from year to year if the continuance is approved annually by the Board of Directors (including a majority of the Independent Directors). The Investment Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules under that Act.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Company for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Company. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Company, the Adviser or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Company, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Investment Advisory Agreement was approved by the Board of Directors most recently on June 26, 2012. As of the date of this Semi-Annual Report, the Board of Directors anticipates next considering the Investment Advisory Agreement on or before July 30, 2013. In approving the Investment Advisory Agreement in July 2012, the Board of Directors considered the Company’s existing relationship with the Adviser and its affiliates, as well as the ongoing commitment of the Adviser to the Company. The Directors also considered the Company’s investment performance to date and the resources and experience of the Adviser, its affiliates and the individuals dedicated to the Company’s investment program. In this regard, the Directors reviewed materials relevant to the investment performance of the Company and the Adviser, as well as various materials describing the Adviser and its personnel. They evaluated these factors in light of the nature, extent and quality of the services provided by the Adviser, the total compensation received, directly or indirectly (through soft dollar arrangements or other service benefits, to the extent applicable), by the Adviser from the Company and the total cost to the Company of using the Adviser’s services, taking into account both expenses borne by the Adviser and those that may be passed to the Company by the Adviser. In addition, they compared competitive prices for comparable services, reviewing fee information for a variety of

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

investment funds similar in structure to the Company. Among other things, the Directors determined the Adviser’s fee is competitive to those charged by investment advisers to similar funds (when, if applicable, the fees charged to those other funds were adjusted to reflect the effects of the incentive compensation to which certain of those funds were subject) and the Company’s expense ratio was reasonable given Company net assets. The Directors noted that performance had been strong, providing stable absolute returns and that estimated profitability appeared reasonable. As to economies of scale, the Adviser and the Board previously considered breakpoints with respect to the advisory fee and will consider breakpoints in the future should economies of scale for the Adviser be achieved on a meaningful level. To date, economies of scale from increases in assets under management have been shared with shareholders through investment in personnel and services by the Adviser in support of the Company and through reductions in the Company’s total operating expense ratios relative to those that prevailed when the Company’s net assets were lower. The Directors also determined the Adviser’s resources and experience are satisfactory overall, and that sufficient resources and personnel are assigned to the Adviser’s management of the Company. Accordingly, they concluded continuing the Investment Advisory Agreement served the interests of the Company and the Shareholders.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment              Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

By (Signature and Title)* /s/ Raymond Nolte
Raymond Nolte, President
(principal executive officer)

Date November 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Raymond Nolte
Raymond Nolte, President
(principal executive officer)

Date	November 27, 2012

By (Signature and Title)* /s/ Robert Phillips
Robert Phillips, Treasurer and Principal Financial Officer
(principal financial officer)

Date	November 27, 2012

*	Print the name and title of each signing officer under his or her signature.